Exhibit 99.906CERT
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Pursuant to Section 906 of the Sarbanes-Oxly Act of 2002, each of the undersigned officers of the NC SLF Inc., does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the NC SLF Inc. for the period ended June 30, 2026 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the NC SLF Inc. for the stated period.

Date:	August 13, 2026

/s/ Kenneth Kencel
Name: Kenneth Kencel
Title: President and Chief Executive Officer
(principal executive officer)
NC SLF Inc.

Date:	August 13, 2026

/s/ Shai Vichness
Name: Shai Vichness
Title: Chief Financial Officer and Treasurer
(principal financial officer)
NC SLF Inc.

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by NC SLF Inc. for purposes of Section 18 of the Securities Exchange Act of 1934.